Citius Power Limited

Renewable Energy in India

March 2008

Confidential & Proprietary Infomation

Executive Summary

Citius Power Limited (“Company”) was formed to own
wind and other renewable energy assets in India

The Company intends to own and operate up to 3,000
megawatts (“MW”) of assets by 2012 -- a buy and build
strategy

Fragmented industry with about 800 privately owned
wind energy assets (“WEA”) in India with an average
ownership of 7 MW

The targeted acquisitions include profitable WEA with
long-term contracts for the sale of power

Contract Portfolio*

New build

2008 -- 2012

800

Operational

2008

128

New build

2008

175

Operational

Q2:2008

76

Operational

April 2008

33

Status

Availability

MW

Subject to financing

India Macroeconomic Overview

World’s largest democracy – 1.1 billion people

4th richest economy in Purchasing Power Parity (PPP) terms

2006-07 GDP of US$ 930 billion in US$ exchange rate terms

2006-07 GDP growth was 9.2%; 2007- 2008 estimated to be 8.2%

GDP growth of 8.5% and 7.5% in 2004 and 2005, respectively

Consensus estimates that growth rate is sustainable at around 8 to 9% for the next five years

Projected to be the 3rd largest economy in the world at current exchange rates by 2050 according to a Goldman Sachs study

Power Sector In India

Incremental power generation is requisite in order to sustain projected GDP growth

Average power shortage of 9.3% and average peak demand
shortage of 13.9% between April 2006 and February 2007

Installed capacity of 132,110 MW as of 30 April 2007

Planned power generation capacity of 306,000 MW in 10 years
(12% CAGR)

Government projects requirement for additional 100,000 MW by
2012

Renewable energy to account for 25% of power generation by
2030 vs. 6.5% in 2006

Power sector and renewable energy expected to be high growth industries

250,000
200,000
150,000
100,000
50,000
0
1,202
0
12,172
0
67,388
200,000
31,190
100,000
10
30,000
5,864
70,000
294
56,000
Oil
Natural Gas
Coal
Hydro
Nuclear
Renewable (Ex-Solar)
Solar
Fuel Source
2005
2030

Renewable Energy In India

Current installed capacity of
renewable energy in India is
approximately 9,159 MW

6.5% of total installed
generation capacity

Wind Energy: 6,270 MW

Small Hydro-electric: 1,826
MW

Biomass: 1,063 MW

The Planning Commission
estimates that by 2030 over
100,000 MW of capacity
could come from renewable
energy

70,000 MW - Current Indian
Wind Energy Potential

India Energy Consumption Pattern:

Anticipated Changes from 2005 - 2030

MW

Source: www.presidentofindia.nic.in

Drivers For Renewable Energy

Recent regulatory and legislative initiatives promote the
development of power generating capacity, including renewable energy

Ministry for New & Renewable Energy was established in 2006

Tax incentives for renewable energy sector

80% depreciation during the first twelve months

Procurement Obligations under Electricity Act 2003

States have a legal obligation to make a specified minimum
purchase of renewable energy

Preferential Tariff Regime for renewable energy generation

Increased demand for ‘clean energy’

Indian Wind Energy Sector Overview

Over the last 3 years, the wind energy sector has seen the
fastest growth in India’s power sector

An installed base (December 2006) of 6,270 MW

Estimated to grow to 8,300 MW by 2009 with a CAGR of 23%

84% of WEA concentrated in 3 of 29 states – Tamil Nadu,
Maharashtra and Karnataka

State Government power grids are required to purchase power
from wind energy plants on a non-exclusive basis at competitive rates and pursuant to long-term contracts

Wind energy generators can also sell output on the spot market and direct to customers

N
JAMMU & KASHMIR
Srinagar
HIMACHAL PRADESH
PUNJAB
UTTARANCHAL
HARYANA
DELHI
ARUNACHAL PRADESH
SIKKIM
RAJASTHAN
Jaipur
UTTAR PRADESH
Lucknow
BIHAR
Patna
ASSAM
NAGALAND
MANIPUR
MEGHALAYA
TRIPURA
MIZORAM
GUJARAT
Bhopal
40 MW
1 MW
MADHYA PRADESH
JHARKHAND
Ranchi
CHHATTISGARH
Raipur
ORISSA
DIU
DAMAN
DADAR & NAGAR HAVELI
MAHARASHTRA
Mumbai (Bombay)
1001 MW
Hyderabad
ANDHRA PRADESH
121 MW
Yanam
ARABIAN SEA
BAY OF BENGAL
Panaji GOA
585 MW
KARNATAKA
Chennai (Madras)
PONDICHERRY
Mahe
TAMILNADU
Karaikal
KERALA
2 MW
Thiruvananthapuram
INDIAN OCEAN
Map not to Scale

Wind Power Generation In India

State-wide breakdown of India’s wind
energy assets:

Tamil Nadu – 54%

Maharashtra – 19%

Karnataka – 11%

Rajasthan – 7%

Gujarat – 6%

Andhra Pradesh – 2%

Map showing State-wide wind power installed in
India (as at 31 March 2006)

Carbon Credits

Each Certified Emission Reduction (“CER”) unit equivalent of one metric ton of CO 2 reduction

A 10 MW renewable energy plant with 25% Plant Load Factor (“PLF”) creates about 20,000 CERs per year

Developed countries that have exceeded their emission obligations periodically buy carbon credits

Rabobank is a market leader for trading carbon credits in India

Between March 2007 and August 2007, CERs have traded between approximately $16.50 to $22.50 per CER*.

Strategy – Acquisition Of Existing Assets

Acquire wind energy assets as a reasonable multiple to
historical EBITDA

Legal, financial and technical due diligence completed for over 109 MW of assets; for 128 MW of other assets, due diligence in progress

The company has retained the following “energy experts” in India:

Manilal Kher Ambalal & Co (Legal due diligence)

Batliboi enXco Limited (Technical due diligence)

C.M. Gabhawala (Financial due diligence)

Acquire existing WEA, mostly located in the high growth states

Strategy – Buy and Build

Agreements in place to acquire 109 MW of assets

Letters of Intent in place to acquire additional 128 MW of assets and 175 MW of new assets

Create an additional 800 MW of generation capacity through the development of new wind energy assets

In negotiations with wind turbine manufacturers that are in the business of developing turnkey wind farm projects

Entire development process – wind monitoring, site and turbine selection, installation and commissioning of assets is undertaken by the developer

Expect to set up these wind farms at an average cost of $1.2 million per MW

Aim to build a total portfolio of assets aggregating 3,000 MW, subject to financing, over the first 5 -- 7 years of the Company’s operations

Build greenfield projects

Expand capacity at existing facilities

Continue acquisitions of existing wind power plants

Competitive Advantages

Early entrant advantage

Construction of higher capacity new assets through outsourced turnkey contracts with vendors

Low cost of developing wind energy assets in India

Carbon credit sales enhance profitability

Timely investment in Indian power industry

Scalable and flexible business model

Experienced management team and respected contractors

Increased awareness and interest in development of “Green Energy”

Comparable Companies: Selected Data

334

16

212

7,700

941

26,664

2,368

Assets Owned
(MW)

Wind

France

Theolia Accueil

(Bloomberg: TEO:FP)

Wind

Fossil Fuels

Wind

Fossil Fuels

Fossil Fuels

Fossil Fuels

Hydroelectric

Source of Energy

Country of
Listing

Company

India

IndoWind Energy Limited

(Bloomberg: NIEL:IN)

U.K.

KSK Power Venture

(Bloomberg: KSK:LN)

Spain

Iberdrola Renewables

(Bloomberg: IBR:SM)

India

Reliance Energy Ltd.

(Bloomberg: RELE:IN)

India

NTPC

(Bloomberg: NATP:IN)

India

The Tata Power
Company Limited

(Bloomberg: TPWR:IN)

Source: Bloomberg, Company Reports

Director Biographies

Ravi Kailas, Chairman & CEO
Mr. Kailas has 18 years of entrepreneurial experience in telecoms, software and real estate. He was the founder of Zip Global Network (a telecom services company), one of the first Indian companies to raise international private equity (approximately US$30 million) in 1997. Zip had
750 employees and was sold to Tata Teleservices in 2004.

Deepak Kochhar, Managing Director
Mr. Kochhar has 14 years entrepreneurial experience in the financial services sector. He was the founder and Managing Director of Credential Finance, a Bombay Stock Exchange listed company with annual business of US$250 million. This company received the coveted High
Safety Rating from Crisil and was a registered Category-I Merchant Banker with SEBI.

Rohit Phansalkar, Director
Mr. Phansalkar is Director of Phoenix India Acquisition Corp. He is the Chairman and CEO of
RKP Capital, Inc., a US based merchant banking boutique. He was previously the Chairman and
CEO of Osicom Technologies, a NASDAQ listed optical networking company.  He was the co-
founder, Vice Chairman and CEO of Newbridge Capital, a firm dedicated to making private equity investments in India, and formerly the Head of Energy Finance Group at Oppenheimer & Co.

Advisory Board

             The Company has established a non-executive advisory board with the following members

R. Thyagarajan
Chairman and Founder, Shriram Group. Shriram Group is one of India’s leading non-banking financial services company and has in excess of $ 3 billion under management, and 15,000 employees. Its investors include Citicorp, Newbridge, DSP Merrill Lynch. He is also founder and promoter of Shriram EPC Limited, a wind power company that has built and operates 300 MW of wind power plants across India for various clients.

H. N. Sinor
C.EO of Indian Banks Association. He was the Joint Managing Director of ICICI Bank (post merger with ICICI), India’s largest bank in the private sector and was the Executive Director,
Central Bank of India. He serves on the Boards of 3i Infotech (one of India’s largest BPO’s),
National Commodity & Derivative Exchange, Lanco Infratech, Tata Investment Corporation, and
ICICI Lombard Insurance.

Dr. T. L. Sankar
A retired senior Government of India official. He held a number of senior positions in the Power
Sector for the Government of India as well as for the State Government of Andhra Pradesh,
Energy Advisor to the Planning Commission, Secretary Fuel Policy Committee, Principal
Secretary of Working Group on Energy Policy, Principal Secretary (Finance).

Citius Highlights

Steadily growing demand for wind power and renewable sources of energy in
India

Acquisitions provide the Company with scale and a fully operational and profitable infrastructure in place

Wind energy in India is a fragmented industry and current operators have limited exit options

Acquisitions provide attractive contract base  with a substantial proportion of long term contracts in place

Tax incentives received from the government to promote the use of wind energy in India

Early entrant advantage

Scalable and flexible business model

Carbon credit sales enhance profitability

Sources

Sources of information

Ministry of Finance, Government of India

Goldman Sachs

Ministry of Power, Government of India

www.presidentofindia.nic.in

ECXData and TFS Brokers

www.bloomberg.com

Draft Report of the Expert Committee on Integrated Energy Policy (2005)

Company Reports

Directory of Indian Wind Power 6th Edition (2006)

World Wind Energy Association

India Energy Outlook -- 2007, KPMG